Income Taxes	12 Months Ended
Dec. 31, 2022
Disclosure Of Income Tax Expense Continuing Operations [Abstract]
Income Taxes

13. INCOME TAXES
A) Income Tax Expense (Recovery)

For the years ended December 31,	2022	2021	2020
Current Tax
Canada	1,252	104	(14)
United States	104	—	1
Asia Pacific	262	171	—
Other International	21	1	—
Total Current Tax Expense (Recovery)	1,639	276	(13)
Deferred Tax Expense (Recovery)	642	452	(838)
	2,281	728	(851)
For the year ended December 31, 2022, the Company recorded a current tax expense related to operations in all jurisdictions that Cenovus operates. The increase is due to higher earnings compared to 2021 and the tax deductions available to calculate taxable income and losses available to offset that taxable income.
In 2021, the Company recorded a current tax expense primarily related to taxable income arising in Canada and Asia Pacific. The increase is due to Asia Pacific operations acquired in the Arrangement and higher earnings compared to 2020. In 2021, the Company recorded a $217 million deferred tax expense due to a limitation in the availability of certain U.S. tax attributes. In addition, the Company recorded a deferred tax expense of $106 million due to a rate change associated with provincial allocations.
In 2020, a deferred tax recovery was recorded due to an impairment of the Borger CGU, impairments in the Conventional segment and current period operating losses that will be carried forward, excluding unrealized foreign exchange gains and losses on long-term debt. In 2020, the Government of Alberta accelerated the reduction in the provincial corporate tax rate from 12 percent to eight percent.
The following table reconciles income taxes calculated at the Canadian statutory rate with the recorded income taxes:

For the years ended December 31,	2022	2021	2020
Earnings (Loss) From Operations Before Income Tax	8,731	1,315	(3,230)
Canadian Statutory Rate	23.7%	23.7%	24.0%
Expected Income Tax Expense (Recovery) From Operations	2,069	312	(775)
Effect on Taxes Resulting From:
Statutory and Other Rate Differences	17	3	19
Non-Taxable Capital (Gains) Losses	84	63	(42)
Non-Recognition of Capital (Gains) Losses	84	27	(42)
Adjustments Arising From Prior Year Tax Filings	15	(5)	(8)
U.S. Tax Attribute Limitation	—	217	—
Impact of Rate Changes	—	106	(7)
Other	12	5	4
Total Tax Expense (Recovery) From Operations	2,281	728	(851)
Effective Tax Rate	26.1%	55.4%	26.3%
B) Deferred Income Tax Assets and Liabilities
For the year ended December 31, 2022, deferred income tax liabilities of $486 million were recognized on the Sunrise Acquisition. The deferred income tax liability arises from the difference between the fair value of the assets acquired and the liabilities assumed, and their tax basis.
On January 1, 2021, as part of the Arrangement, the Company recorded net deferred tax assets of $1.1 billion. The net deferred tax assets consisted of $1.1 billion related to the Company’s operations in the Canadian jurisdiction, $359 million related to U.S. operations, offset by a deferred tax liability of $444 million related to Asia Pacific activities. The Canadian deferred tax asset has been offset against the Canadian deferred tax liability.
The breakdown of deferred income tax liabilities and deferred income tax assets, without taking into consideration the offsetting of balances within the same tax jurisdiction, is as follows:

For the years ended December 31,	2022	2021
Deferred Income Tax Liabilities
Deferred Income Tax Liabilities to be Settled Within Twelve Months	55	—
Deferred Income Tax Liabilities to be Settled After More Than Twelve Months	4,460	4,046
	4,515	4,046
Deferred Income Tax Assets
Deferred Income Tax Assets to be Settled Within Twelve Months	(31)	(556)
Deferred Income Tax Assets to be Settled After More Than Twelve Months	(747)	(898)
	(778)	(1,454)
Net Deferred Income Tax Liability	3,737	2,592
The deferred income tax assets and liabilities to be settled within twelve months represents Management’s estimate of the timing of the reversal of temporary differences and may not correlate to the current income tax expense of the subsequent year.
The movement in deferred income tax liabilities and assets, without taking into consideration the offsetting of balances within the same tax jurisdiction, is:

Deferred Income Tax Liabilities	PP&E	Risk Management	Other	Total
As at December 31, 2020	4,124	—	22	4,146
Charged (Credited) to Earnings	(234)	—	75	(159)
Charged (Credited) to Husky Purchase Price Allocation	59	—	—	59
As at December 31, 2021	3,949	—	97	4,046
Charged (Credited) to Earnings	25	11	(53)	(17)
Charged (Credited) to Sunrise Purchase Price Allocation	486	—	—	486
As at December 31, 2022	4,460	11	44	4,515

Deferred Income Tax Assets	Unused Tax Losses	Risk Management	Other	Total
As at December 31, 2020	(659)	(13)	(276)	(948)
Charged (Credited) to Earnings	668	1	(58)	611
Charged (Credited) to Husky Purchase Price Allocation	(656)	1	(466)	(1,121)
Charged (Credited) to Other Comprehensive Income	(8)	—	12	4
As at December 31, 2021	(655)	(11)	(788)	(1,454)
Charged (Credited) to Earnings	490	11	158	659
Charged (Credited) to Sunrise Purchase Price Allocation	—	—	—	—
Charged (Credited) to Other Comprehensive Income	9	—	8	17
As at December 31, 2022	(156)	—	(622)	(778)

Net Deferred Income Tax Liabilities	Total
As at December 31, 2020	3,198
Charged (Credited) to Earnings	452
Charged (Credited) to Husky Purchase Price Allocation	(1,062)
Charged (Credited) to Other Comprehensive Income	4
As at December 31, 2021	2,592
Charged (Credited) to Earnings	642
Charged (Credited) to Sunrise Purchase Price Allocation	486
Charged (Credited) to Other Comprehensive Income	17
As at December 31, 2022	3,737
The deferred income tax asset of $546 million (2021 – $694 million) represents net deductible temporary differences in the U.S. jurisdiction which has been fully recognized, as the probability of realization is expected due to forecasted taxable income. No deferred tax liability has been recognized as at December 31, 2022 and 2021 on temporary differences associated with investments in subsidiaries and joint arrangements where the Company can control the timing of the reversal of the temporary difference and the reversal is not probable in the foreseeable future.
C) Tax Pools
The approximate amounts of tax pools available, including tax losses, are:

As at December 31,	2022	2021
Canada	8,505	11,167
United States	6,477	5,915
Asia Pacific	457	600
	15,439	17,682
As at December 31, 2022, the above tax pools included $115 million (December 31, 2021 – $1.5 billion) of Canadian federal non-capital losses and $468 million (December 31, 2021 – $775 million) of U.S. net operating losses. These losses expire no earlier than 2035.
As at December 31, 2022, the Company had Canadian net capital losses totaling $28 million (December 31, 2021 – $102 million), which are available for carry forward to reduce future capital gains. The Company has not recognized $504 million (December 31, 2021 – $102 million) of net capital losses associated with unrealized foreign exchange losses on its U.S. denominated debt.